Exhibit 99.1
                     Form of Section 906 Certification

             CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                        PRINCIPAL FINANCIAL OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Quarterly Report of Ultimate Sports Entertainment, Inc. (the "Company") on Form 10-QSB for the period ended October 31, 2002 (the "Report"), I, Frederick R. Licht, President and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Frederick R.  Licht
Frederick R. Licht
President and Principal Financial Officer

Date:  December 20, 2002